[CONFORMED COPY]


                                AMENDMENT NO. 3

            AMENDMENT NO. 3 dated as of August 29, 1996 among: IRON MOUNTAIN INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (formerly known as Iron Mountain Information Services, Inc., the "Company"); each of the lenders listed on the signature pages hereof under the caption "LENDERS" (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK (successor in interest of The Chase Manhattan Bank (National Association)), as Agent for the Lenders (in such capacity, the "Agent").

            The Company, the Lenders and the Agent are parties to a Credit Agreement dated as of December 10, 1990, as amended and restated as of April 15, 1993, and as further amended and restated as of January 31, 1995 (as in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding, initially, $125,000,000. The Company and the Lenders wish to amend the Credit Agreement in certain respects. Accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

            A. General. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby. References in the Credit Agreement to "the Notes" shall be deemed to include reference to the New Notes under and as defined in Section 4(B) hereof.

            B. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent such definitions are not presently set forth in said Section 1.01) and amending in their entirety the following



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definitions (to the extent such definitions are presently set forth in said
Section 1.01), as follows:


            "Acquisition Revolving Credit Commitment" shall mean, as to any Lender, the obligation of such Lender to make Acquisition Revolving Credit Loans on and subject to the terms and conditions hereof up to an aggregate principal amount at any one time outstanding equal to the amount set opposite its name on the signature pages to Amendment No. 3 under the heading "Acquisition Revolving Credit Commitment" and, as to all Lenders, $55,000,000."

            "Amendment No. 3" means Amendment No. 3 hereto dated as of August 29, 996.

            C. Acquisition Revolving Credit Loans. Section 2.01(d) of the Credit Agreement shall be amended by substituting "$55,000,000" for "$50,000,000" therein.

            Section 3. Representations and Warranties. The Company represents and warrants to the Lenders that, both before and after giving effect to each of the amendments set forth in Section 2 hereof:

            (a)  no Default has occurred and is continuing; and

            (b) the representations and warranties made by each of the Company and the Subsidiary Guarantors in each Basic Document to which it is a party (other than the representations and warranties set forth in Sections
      8.10 and 8.17 of the Credit Agreement) are true on and as of the date hereof, with the same force and effect as if made on and as of such date and as if each reference in the Basic Documents to "this Agreement" or "the Credit Agreement" included reference to this Amendment No. 3.

            Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

            A. Execution by All Parties. This Amendment No. 3 shall have been executed and delivered by each of the parties hereto.

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            B. New Notes. The Company shall have delivered to the Agent for each of the Lenders whose Acquisition Revolving Credit Commitment is increasing pursuant to this Amendment No. 3 (each such Lender, an "Increasing
      Lender") a promissory note of the Company in substantially the form of Exhibit B-2 to the Credit Agreement, dated the Second Restatement Date, payable to the order of such Increasing Lender in a principal amount equal to its Acquisition Revolving Credit Commitment as increased hereby and otherwise duly completed, and each of such promissory notes (a "New Note") delivered to the Increasing Lenders shall constitute a "Note" under the Credit Agreement.

            C. Acquisition Revolving Credit Loans. The Company shall have borrowed from, and each of the Lenders having Acquisition Revolving Credit Commitments shall have made Acquisition Revolving Credit Loans to, the Company and (notwithstanding the provisions of Section 5.02 of the Credit Agreement requiring that prepayments of Acquisition Revolving Credit Loans be made ratably in accordance with the Acquisition Revolving Credit Commitments of the Lenders) the Company shall have prepaid the Acquisition Revolving Credit Loans made by the other Lenders in such amounts as shall be necessary, together with accrued interest, accrued commitment fee and any amounts payable under Section 6.05 of the Credit Agreement, so that after giving effect to such Acquisition Revolving Credit Loans and prepayments, the Acquisition Revolving Credit Loans (including, without limitation, the Types and Interest Periods thereof) shall be held by the Lenders pro rata in accordance with the respective amounts of their Acquisition Revolving Credit Commitments as in effect after giving effect to this Amendment No. 3.

            D. Documents. The Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

                  (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of the Company and each Subsidiary Guarantor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof pursuant to the Credit Agreement or the previous

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            amendments thereto) and of all corporate authority for the Company and each Subsidiary Guarantor (including, without limitation, board of director resolutions and evidence of the incumbency of officers for the Company and each Subsidiary Guarantor) with respect to the execution, delivery and performance of this Amendment No. 3 and the Credit Agreement and the loans under the Credit Agreement as amended hereby, the New Notes and each other document to be delivered by the Company from time to time in connection with the Credit Agreement (and the Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from the Company to the contrary).

                  (2) Opinions. A favorable opinion of Sullivan & Worcester, counsel for the Company, as to such matters as the Agent may reasonably request; and a favorable opinion of Milbank, Tweed, Hadley & McCloy, special New
            York counsel to the Agent.

                  (3) Other Documents. Such other documents as the Agent or any Lender or special New York counsel to the Agent may reasonably request.

            Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.




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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 3 to be duly executed and delivered as of the day and year first above written.

                                    THE COMPANY

                                    IRON MOUNTAIN INCORPORATED (formerly known
                                      as Iron Mountain Information Services,
                                      Inc.)

                                    By /s/ Eugene Doggett
                                       Title:  EVP & CFO

Acquisition Revolving
  Credit Commitment                 THE LENDERS

$12,269,230.76                      THE CHASE MANHATTAN BANK
                                      (successor in interest of The
                                      Chase Manhattan Bank (National
                                      Association))


                                    By /s/ Edward McNulty
                                       Title: Vice President

$ 8,000,000.00                      FLEET NATIONAL BANK

                                    By /s/ Michael A. Palmer
                                       Title:  Vice President


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$ 2,826,923.08                      THE SUMITOMO BANK, LTD., CHICAGO
                                      BRANCH

                                    By /s/ Daniel G. Eastman
                                       Title:  Vice President & Manager


                                    By /s/ Stephen O'Sullivan
                                       Title:  Assistant Vice President


$ 6,865,384.62                      THE FIRST NATIONAL BANK OF BOSTON



                                    By /s/ Virgiana W. Dennett
                                       Title:  Vice President

$ 5,250,000.00                      SHAWMUT BANK, N.A.



                                    By /s/ Michael A. Palmer
                                       Title:  Vice President

$ 2,423,076.92                      BANK OF IRELAND GRAND CAYMAN BRANCH



                                    By /s/ Patty Dowling
                                       Title:  Account Manager

$ 5,250,000.00                      THE BANK OF NEW YORK



                                    By /s/ Daniel Black
                                       Title:  Senior Vice President
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                                   - 7 -


$ 6,057,692.31                      CIBC INC.


                                    By /s/ Lorain Granburg
                                       Title:  Director, CIBC Wood
                                                 Gundy Securities Corp.,
                                                 as Agent

$   - 0 -                           CRESCENT/MACH I PARTNERS, L.P.
                                    By its General Partner

                                    CRESCENT CAPITAL MACH I CORPORATION
                                    By its attorney-in-fact

                                    CRESCENT CAPITAL CORPORATION



                                    By /s/ Mark L. Gold
                                       Title:  Managing Director




$6,057,692.31                       SENIOR DEBT PORTFOLIO

                                    By:   Boston Management and
                                          Research, as Investment
                                          Advisor


                                    By /s/ Barbara Campbell
                                       Title:  Assistant Treasurer

$   - 0 -                           VAN KAMPEN AMERICAN CAPITAL PRIME
                                      RATE INCOME TRUST



                                    By /s/ Jeffrey W. Maillet
                                       Title:  Sr. Vice President
                                                 - Portfolio Manager

                                    THE AGENT

                                    THE CHASE MANHATTAN BANK (successor in
                                      interest of The

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                                   - 8 -

                                      Chase Manhattan Bank
                                      (National Association))



                                       By /s/ Edward McNulty
                                          Title:  Vice President



AGREED:

CRITERION ATLANTIC PROPERTY, INC.


By /s/ Eugene Doggett
  Title:  EVP


CRITERION PROPERTY, INC.


By /s/ Eugene Doggett
  Title:  EVP



HOLLYWOOD PROPERTY, INC.


By /s/ Eugene Doggett
  Title:  EVP


IM SAN DIEGO, INC.

By /s/ Eugene Doggett
  Title:  EVP

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IRON MOUNTAIN DATA PROTECTION
  SERVICES, INC. (Delaware)


By /s/ Eugene Doggett
  Title:  EVP


IRON MOUNTAIN DATA PROTECTION
  SERVICES, INC. (Massachusetts)


By /s/ Eugene Doggett
  Title:  EVP


IRON MOUNTAIN INFORMATION
  PARTNERS, INC.


By /s/ Eugene Doggett
  Title:  EVP


IRON MOUNTAIN RECORDS
  MANAGEMENT, INC.


By /s/ Eugene Doggett
  Title:  EVP


IRON MOUNTAIN RECORDS MANAGEMENT
   OF MARYLAND, INC.


By /s/ Eugene Doggett
  Title:  EVP

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IRON MOUNTAIN RECORDS MANAGEMENT
  OF OHIO, INC.


By /s/ Eugene Doggett
  Title:  EVP


METRO BUSINESS ARCHIVES, INC.


By /s/ Eugene Doggett
  Title:  EVP